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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                               (Amendment No. 1)

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 12, 1998
                                                 -----------------

                          Applied Digital Access, Inc.
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             (Exact name of registrant as specified in its charter)



         Delaware                      000-23698                 68-0132939
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(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)



   9855 Scranton Road, San Diego, California                            92121
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 (Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code     (619) 623-2200
                                                   --------------------------


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         (Former name or former address, if changed since last report.)





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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    Financial Statements:  Not applicable.

        (b)    Pro Forma Financials:  Not Applicable

        (c)    Exhibits

               The following Exhibits are hereby filed as part of this Current Report on Form 8-K.


EXHIBIT        DESCRIPTION
-------        -----------
2.1            Agreement and Plan of Merger, dated December 23, 1997, by and between the Company and ADA California.

3.1* Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on June 9, 1997.

3.2*           Bylaws of the Company.

* Incorporated by reference to the Company's Current Report on Form 8-K filed on December 23, 1997 (File No. 000-23698).

                [Remainder of This Page Intentionally Left Blank]



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       Applied Digital Access, Inc.



Date:  January 12, 1998               By: /s/ Peter P. Savage
                                          --------------------------------------
                                           Peter P. Savage
                                           Director, President and Chief
                                           Executive Officer







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                                  EXHIBIT INDEX


The following Exhibits are filed herewith:


EXHIBIT        DESCRIPTION
-------        -----------

2.1 Agreement and Plan of Merger, dated December 23, 1997, by and between the Company and ADA California.

3.1* Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on June 9, 1997.

3.2*           Bylaws of the Company.

* Incorporated by reference to the Company's Current Report on Form 8-K filed on December 23, 1997 (File No. 000-23698).


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